                                                                   EXHIBIT 10.25

                           FOURTH AMENDMENT TO LEASE

     THIS FOURTH AMENDMENT TO LEASE (this "Amendment") is dated for reference purposes only as March 24, 1999, by and between CARRAMERICA REALTY CORPORATION, a Maryland corporation ("Landlord"), and WOMEN.COM NETWORKS, LLC ("Tenant").


                                    RECITALS

A. Golden Century Investment Company ("Golden Century"), Landlord's predecessor in interest, and Wire Networks Inc. ("Wire Networks"), Tenant's predecessor in interest, entered into that certain Lease Agreement dated November 7, 1994, and the Addendum thereto (collectively, the "Original Lease") for Suite 150 (approximately 6,500 rentable square feet) of that certain building commonly known as 1820 Gateway Drive in San Mateo, California ("Building 3"). Golden Century and Wire Networks entered into that certain Addendum II to the Original Lease pursuant to which the size of Suite 150 was increased by 3,041 rentable square feet for a total of 9,541 rentable square feet (the "Initial Premises"). Landlord and Tenant agree and acknowledge that the date of the Original Lease is incorrectly identified as November 8, 1994 (instead of November 7, 1994) in both Addendum and Addendum II.

B. Landlord and Wire Networks entered into that certain First Amendment to Lease dated July 21, 1997 (the "First Amendment"), pursuant to which the size of the Initial Premises was expanded to include Suites 105, 107 and 108, and the Lease Term was extended.

C. Landlord and Wire Networks entered into that certain Second Amendment to Lease dated August 31, 1997 (the "Second Amendment"), pursuant to which the commencement dates for the expansion space added by the First Amendment were modified.

D. Landlord and Wire Networks entered into that certain Third Amendment to Lease dated October 27, 1998 (the "Third Amendment"), pursuant to which the size of the Initial Premises was further expanded and the Lease Term was extended. The Initial Premises with the expansion space added by the First Amendment and the Third Amendment is collectively referred to herein as the "Original Premises". The size of the Original Premises is 17,486 rentable square feet.

E. Wire Networks recently assigned its interest under the Lease to Tenant pursuant to that certain Lease Assignment.

F. The Initial Lease as amended by the Addendum, Addendum II, the First Amendment, Second Amendment, the Third Amendment and this Amendment shall be referred to herein as the Lease.

G. Landlord and Tenant desire to further expand the size of the Original Premises and to extend the Term, pursuant to the terms and conditions set forth below.



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      NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereby mutually promise, covenant and agree as follows:

      1.    Premises.

            (a) Suite 100. As of the Suite 100 Commencement Date (as defined in paragraph 2 below), Section 1 of the Lease shall be amended to include approximately 1,207 rentable square feet identified as Suite 100 in Building 3 (the "Suite 100 Expansion Space") and described in more detail in Exhibit A, attached hereto. As of the Suite 100 Commencement Date, the term "Premises" shall mean all of the Original Premises and the Suite 100 Expansion Space. Landlord and Tenant hereby agree that as of the Suite 100 Commencement Date, the rentable square footage of the Premises shall be increased by 1,207 rentable square feet.

            (b) Suite 109. As of the Suite 109 Commencement Date (as defined in paragraph 2 below), Section 1 of the Lease shall be amended to include approximately 1,207 rentable square feet identified as Suite 109 in Building 3 (the "Suite 109 Expansion Space") and described in more detail in Exhibit A, attached hereto. As of the Suite 109 Commencement Date, the term "Premises" shall mean all of the Original Premises and the Suite 109 Expansion Space. Landlord and Tenant hereby agree that as of the Suite 109 Commencement Date, the rentable square footage of the Premises shall be increased by 3,550 rentable square feet.

            (c) Suite 200. As of the Suite 200 Commencement Date (as defined in paragraph 2 below), Section 1 of the Lease shall be amended to include approximately 9,959 rentable square feet identified as Suite 200 in Building 3 (the "Suite 200 Expansion Space") and described in more detail in Exhibit A, attached hereto. As of the Suite 200 Commencement Date, the term "Premises" shall mean all of the Original Premises and the Suite 200 Expansion Space. Landlord and Tenant hereby agree that as of the Suite 200 Commencement Date, the rentable square footage of the Premises shall be increased by 9,959 rentable square feet.

            (d) The Original Premises as expanded by the Suite 100 Expansion Space, the Suite 109 Expansion Space and/or the Suite 200 Expansion Space shall be collectively referred to herein as the "Premises".

      2.    Term.

            (a) Suite 100. The "Suite 100 Commencement Date" shall be October 1, 1999. The prior lease for the Suite 100 Expansion Space shall terminate on August 31, 1999. Commencing on the Suite 100 Commencement Date and continuing through and including December 31, 2002, Tenant shall commence to perform all of its covenants and obligations under the Lease with respect to the Suite 100 Expansion Space, including the obligation to pay rent and all other amounts due under the Lease. Notwithstanding the foregoing, Landlord shall exercise commercially reasonable efforts to make the Suite 100 Expansion Space available to Tenant for early occupancy on September 1, 1999, for the sole purpose of installing certain equipment, trade fixtures and furniture therein. Any early occupancy of any of the Suite 100 Expansion Space by

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Tenant shall be subject to the terms of the Lease, except that Tenant's obligation to pay Landlord the Base Monthly Rental for the Suite 100 Expansion Space shall not commence until the Suite 100 Commencement Date. The Suite 100 Commencement Date shall not be dependent upon the completion of any interior tenant improvements.

               (b) Suite 109. The "Suite 109 Commencement Date" shall be that date which is thirty (30) days after the date upon which the prior lease for the Suite 109 Expansion Space terminates (the "Suite 109 Prior Lease Termination Date"). Landlord estimates that the Suite 109 Prior Lease Termination Date will be April 30, 1999 and accordingly estimates that the Suite 109 Commencement Date will be June 1, 1999. In the event that the Suite 109 Prior Lease Termination Date does not occur by July 31, 1999, (1) Tenant shall have the right, but not the obligation, to terminate its obligation to lease the Suite 109 Expansion Space from Landlord by delivering written notice of such decision to Landlord so long as such notice is delivered to Landlord prior to Landlord's delivery to Tenant of written notice specifying the Suite 109 Prior Lease Termination Date, and (2) Landlord shall have the right, but not the obligation, to terminate its obligation to lease the Suite 109 Expansion Space to Tenant by delivering written notice of such decision to Tenant so long as Landlord has not previously delivered written notice to Tenant specifying the Suite 109 Prior Lease Termination Date. The decision of either Landlord or Tenant pursuant to the preceding sentence shall not affect the obligations of Landlord and Tenant in connection with the Suite 100 Expansion Space or the Suite 200 Expansion Space.

      Commencing on the Suite 109 Commencement Date and continuing through and including December 31, 2002, Tenant shall commence to perform all of its covenants and obligations under the Lease with respect to the Suite 109 Expansion Space, including the obligation to pay rent and all other amounts due under the Lease. Notwithstanding the foregoing, Landlord shall exercise commercially reasonable efforts to make the Suite 109 Expansion Space available to Tenant for early occupancy one (1) day after the Suite 109 Prior Lease Termination Date, for the sole purpose of installing certain equipment, trade fixtures and furniture therein. Any early occupancy of any of the Suite 109 Expansion Space by Tenant shall be subject to the terms of the Lease, except that Tenant's obligation to pay Landlord the Base Monthly Rental for the Suite 109 Expansion Space shall not commence until the Suite 109 Commencement Date. The Suite 109 Commencement Date shall not be dependent upon the completion of any interior tenant improvements.

               (c) Suite 200. The "Suite 200 Commencement Date" shall be that date which is thirty (30) days after the date upon which the prior lease for the Suite 200 Expansion Space terminates (the "Suite 200 Prior Lease Termination Date"). Landlord estimates that the Suite 200 Prior Lease Termination Date will be November 30, 1999 and accordingly estimates that the Suite 200 Commencement Date will be January 1, 2000. In the event that the Suite 200 Prior Lease Termination Date does not occur by January 31, 2000, (1) Tenant shall have the right, but not the obligation, to terminate its obligation to lease the Suite 200 Expansion Space from Landlord by delivering written notice of such decision to Landlord so long as such notice is delivered to Landlord prior to Landlord's delivery to Tenant of written notice specifying the Suite 200 Prior Lease Termination Date, and (2) Landlord shall have the right, but not the obligation, to terminate its obligation to lease the Suite 200 Expansion Space to Tenant by delivering written notice of such decision to Tenant so long as Landlord has not previously delivered written notice to Tenant


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specifying the Suite 200 Prior Lease Termination Date. The decision of either
Landlord or Tenant pursuant to the preceding sentence shall not affect the obligations of Landlord and Tenant in connection with the Suite 100 Expansion Space or the Suite 109 Expansion Space.

     Commencing on the Suite 200 Commencement Date and continuing through and including December 31, 2002, Tenant shall commence to perform all of its covenants and obligations under the Lease with respect to the Suite 200 Expansion Space, including the obligation to pay rent and all other amounts due under the Lease. Notwithstanding the foregoing, Landlord shall exercise commercially reasonable efforts to make the Suite 200 Expansion Space available to Tenant for early occupancy one (1) day after the Suite 200 Prior Lease Termination Date, for the sole purpose of installing certain equipment, trade fixtures and furniture therein. Any early occupancy of any of the Suite 200 Expansion Space by Tenant shall be subject to the terms of the Lease, except that Tenant's obligation to pay Landlord the Base Monthly Rental for the Suite 200 Expansion Space shall not commence until the Suite 200 Commencement Date. The Suite 200 Commencement Date shall not be dependent upon the completion of any interior tenant improvements.

     (d) Original Premises. Section 2 of the Lease is hereby amended to extend the Term for the Original Premises by twelve (12) months so that "Expiration Date" for the entire Premises (including the Suite 100 Expansion Space, the Suite 109 Expansion Space and the Suite 200 Expansion Space) shall now be December 31, 2002. Tenant's obligations pursuant to extension of the Term of the Original Premises shall no be affected by Tenant's obligations in connection with the Suite 100 Expansion Space, the Suite 109 Expansion Space of the Suite 200 Expansion Space.

     (c) Expansion Spaces Not Contingent. Tenant acknowledges and agrees that Tenant shall be obligated to lease the Suite 100 Expansion Space, the Suite 109 Expansion Space and the Suite 200 Expansion Space (collectively, the "Expansion Spaces") on October 1, 1999, the Suite 109 Prior Lease Termination Date and the Suite 200 Prior Lease Termination Date, respectively, whenever such dates occur (except as specifically provided above), and that Tenant's obligation to lease each of the Suite 100 Expansion Space, the Suite 109 Expansion Space and the Suite 200 Expansion Space shall not be contingent upon the availability of any of the other Expansion Spaces.

     3. Rent.

          (a) Suite 100. As of the Suite 100 Commencement Date, the first sentence of Section 3(a) of the Lease shall be amended to set forth the Base Monthly Rental for the Suite 100 Expansion Space only as follows:

                                   Suite 100 Expansion Space
Period:                            Base Monthly Rental:
-------                            -------------------------
Months 1-12:                       $3,681.35 per month
Months 13-24:                      $3,802.05 per month
Months 25-December 31, 2002:       $3,922.75 per month



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            (b)  Suite 109. As of the Suite 109 Commencement Date, the first sentence of Section 3(a) of the Lease shall be amended to set forth the Base Monthly Rental for the Suite 109 Expansion Space only as follows:

                                               Suite 109 Expansion Space
            Period:                            Base Monthly Rental:
            --------------                     -------------------------
            Months 1-12:                       $10,827.50 per month
            Months 13-24:                      $11,182.50 per month
            Months 25-December 31, 2002:       $11,537.50 per month

            (c) Suite 200. As of the Suite 200 Commencement Date, the first sentence of Section 3(a) of the Lease shall be amended to set forth the Base Monthly Rental for the Suite 200 Expansion Space only as follows:

                                               Suite 200 Expansion Space
            Period:                            Base Monthly Rental:
            --------------                     -------------------------
            Months 1-12:                       $30,374.95 per month
            Months 13-24:                      $31,370.85 per month
            Months 25-December 31, 2002:       $32,366.75 per month

            (d) Original Premises. The first sentence of Section 3(a) of the Lease is hereby amended to provide that the Base Monthly Rental for the Original Premises (i.e., 17486 rentable square feet) shall be $59,452.40 per month for the period beginning on January 1, 2002 and ending on December 31, 2002.

      4. Base Year. As of the Suite 100 Commencement Date, the Suite 109 Commencement Date, and the Suite 200 Commencement Date, Section 3(b) of the Lease shall be amended to establish the "Base Year" for the Suite 100 Expansion Space, the Suite 109 Expansion Space and the Suite 200 Expansion Space, respectively, as the 1999 calendar year. The Base Year for the Original Premises shall remain the same.

      5.  Tenant's Proportionate Share.

            (a) Suite 100. As of the Suite 100 Commencement Date, the Tenant's Proportionate Share of Building 3 for the Suite 100 Expansion Space shall be increased by 1.72%.

            (b) Suite 109. As of the Suite 109 Commencement Date, the Tenant's Proportionate Share of Building 3 for the Suite 109 Expansion Space shall be increased by 5.07%.

            (c) Suite 200. As of the Suite 200 Commencement Date, the Tenant's Proportionate Share of Building 3 for the Suite 200 Expansion Space shall be increased by 14.22%.

      6. Security Deposit. Section 4 of the Lease is amended to increase the amount of the Security Deposit (a) upon the Suite 100 Commencement Date by $3,922.75 (the "Suite 100 Security Deposit"), (b) upon the Suite 109 Commencement Date by $11,537.50 (the "Suite 109 Security Deposit"), and (c) upon the Suite 200 Commencement Date by $32,366.75 (the "Suite 200 Security Deposit"). Tenant shall deliver (i) the Suite 100 Security Deposit to Landlord concurrently with execution of this Amendment, (ii) the Suite 109 Security Deposit to Landlord

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within thirty (30) days after Tenant's receipt of Landlord's notice specifying the Suite 109 Prior Lease Termination Date but in no event later than the Suite 109 Commencement Date, and (iii) the Suite 200 Security Deposit to Landlord within thirty (30) days after Tenant's receipt of Landlord's notice specifying the Suite 200 Prior Lease Termination Date, so that the total amount of Security Deposit held by Landlord pursuant to Section 4 of the Lease shall be equal to the total Base Monthly Rental to be paid by Tenant for the entire Premises during the last month of the Term.

     7. Tenant Improvements. Tenant agrees and acknowledges that Landlord shall provide each of the Expansion Spaces in its "as-is" condition with existing paint and carpet, except that Landlord shall provide the HVAC, electrical, plumbing and roof systems for each of the Expansion Spaces in good working condition as of the commencement date for each of the Expansion Spaces. Tenant may, at its own cost, construct any interior improvements or alterations within the Expansion Spaces, subject to Landlord's prior written approval, which shall not be unreasonably withheld.

        Notwithstanding the foregoing, Landlord shall provide the following "Expansion Spaces Tenant Improvement Allowance" in connection with the construction of such approved interior improvements or alterations in the Expansion Spaces (the "Expansion Spaces Tenant Improvements"), on the terms and conditions set forth below. The Expansion Spaces Tenant Improvement Allowance shall be used only for the costs and expenses incurred in connection with materials, construction and installation of the standard interior improvements within the Expansion Spaces (the "Expansion Spaces Tenant Improvement Costs"). None of the Expansion Spaces Tenant Improvement Allowance shall be used for specialized improvements, cabling, equipment or trade fixtures. Tenant shall submit written requests to Landlord for disbursement out of the Expansion Spaces Tenant Improvement Allowance. Such requests shall be accompanied by invoices or other evidence reasonably satisfactory to Landlord showing that the expenses are part of the Expansion Spaces Tenant Improvement Costs.

        (a)  First Level Tenant Improvement Allowance.

             (1) Suite 100. Included in the Base Rent payable for the Suite 100 Expansion Space, Landlord shall provide up to $4,828.00 (i.e., $4.00 per square foot of the Suite 100 Expansion Space) (the "Suite 100 First Level Tenant Improvement Allowance"). The entire Suite 100 First Level Tenant Improvement Allowance must be used for the Expansion Spaces Tenant Improvement Costs for the Suite 100 Expansion Space. Any portion of the Suite 100 First Level Tenant Improvement Allowance which is not requested by Tenant within six (6) months of the Suite 100 Commencement Date shall be forfeited (i.e., the unused shall not be applied against rent or other obligations of Tenant under the Lease).

             (2) Suite 109. Included in the Base Rent payable for the Suite 109 Expansion Space, Landlord shall provide up to $14,200.00 (i.e., $4.00 per square foot of the Suite 109 Expansion Space) (the "Suite 109 First Level Tenant Improvement Allowance"). The entire Suite 109 First Level Tenant Improvement Allowance must be used for the Expansion Spaces Tenant Improvement Costs for the Suite 200 Expansion Space. Any portion of the Suite 109 First Level Tenant Improvement Allowance which is not requested by Tenant within six
(6) months of


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the Suite 109 Commencement Date shall be forfeited (i.e., the unused shall not be applied against rent or other obligations of Tenant under the Lease).

          (3) Suite 200. Included in the Base Rent payable for the Suite 200 Expansion Space, Landlord shall provide up to $39,836.00 (i.e., $4.00 per square foot of the Suite 200 Expansion Space) (the "Suite 200 First Level Tenant Improvement Allowance"). The entire Suite 200 First Level Tenant Improvement Allowance must be used for the Expansion Spaces Tenant Improvement Costs for the Suite 200 Expansion Space. Any portion of the Suite 200 First Level Improvement Allowance which is not requested by Tenant within six (6) months of the Suite 200 Commencement Date shall be forfeited (i.e., the unused shall not be applied against rent or other obligations of Tenant under the Lease).

     (b)  Second Level Tenant Improvement Allowance.

          (1) Suite 100. A second level Expansion Spaces Tenant Improvement Allowance (the "Suite 100 Second Level Tenant Improvement Allowance") of up to $1,207.00 (i.e., $1.00 per square foot of the Premises) shall also be made available to Tenant for the Expansion Spaces Tenant Improvement Costs for the Suite 100 Expansion Space; provided that for each dollar ($1.00) of the Suite 100 Second Level Tenant Improvement Allowance disbursed by Landlord, the monthly Base Rent payable hereunder for the Suite 100 Expansion Space would be increased by $0.032 per square foot per month. Thus, if all of the Suite 100 Second Level Tenant Improvement Allowance is used, the initial monthly Base Rent payable hereunder for the Suite 100 Expansion Space would be increased by $38.63 per month (i.e., $1,207.00 x 0.032/sq. ft.). In the event any portion of the Suite 100 Second Level Tenant Improvement Allowance is used, Landlord and Tenant agree to execute an amendment to the Lease to increase the amount of Base Rent payable hereunder for the Suite 100 Expansion Space in the manner described above (i.e., retroactively to the Suite 100 Commencement Date) and at such time Tenant shall be required to pay to Landlord in a single cash lump sum all Base Rent increases for the Suite 100 Expansion Space for those months which preceded the date of such amendment. Any portion of the Suite 100 Second Level Tenant Improvement Allowance which is not requested by Tenant within six
(6) months of the Suite 100 Commencement Date shall be forfeited (i.e., the unused shall not be applied against rent or other obligations of Tenant under the Lease).

          (2) Suite 109. A second level Expansion Spaces Tenant Improvement Allowance (the "Suite 109 Second Level Tenant Improvement Allowance") of up to $3,550.00 (i.e., $1.00 per square foot of the Premies) shall also be made available to Tenant for the Expansion Spaces Tenant Improvement Costs for the Suite 109 Expansion Space; provided that for each dollar ($1.00) of the Suite 109 Second Level Tenant Improvement Allowance disbursed by Landlord, the monthly Base Rent payable hereunder for the Suite 109 Expansion Space would be increased by $0.032 per square foot per month. Thus, if all of the Suite 109 Second Level Tenant Improvement Allowance is used, the initial monthly Base
Rent payable hereunder for the Suite 109 Expansion Space would be increased by $113.60 per month (i.e., $3,550.00 x 0.032/sq. ft.). In the event any portion of the Suite 109 Second Level Tenant Improvement Allowance is used, Landlord and Tenant agree to execute an amendment to the Lease to increase the amount of Base Rent payable hereunder for the Suite 109 Expansion Space in the manner described above (i.e.,

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retroactively to the Suite 109 Commencement Date) and at such time Tenant shall be required to pay to Landlord in a single cash lump sum all Base Rent increases for the Suite 109 Expansion Space for those months which preceded the date of such amendment. Any portion of the Suite 109 Second Level Tenant Improvement Allowance which is not requested by Tenant within six (6) months of the Suite 109 Commencement Date shall be forfeited (i.e., the unused shall not be applied against rent or other obligations of Tenant under the Lease).

          (3) Suite 200. A second level Expansion Spaces Tenant Improvement Allowance (the "Suite 200 Second Level Tenant Improvement Allowance") of up to $9,959.00 (i.e., $1.00 per square foot of the Premises) shall also be made available to Tenant for the Expansion Spaces Tenant Improvement Costs for the Suite 200 Expansion Space; provided that for each dollar ($1.00) of the Suite 200 Second Level Tenant Improvement Allowance disbursed by Landlord, the monthly Base Rent payable hereunder for the Suite 200 Expansion Space would be increased by $0.032 per square foot per month. Thus, if all of the Suite 200 Second Level Tenant Improvement Allowance is used, the initial monthly Base Rent payable hereunder for the Suite 200 Expansion Space would be increased by $318.68 per month (i.e., $9,959.00 x 0.032/sq.ft.). In the event any portion of the Suite 200 Second Level Tenant Improvement Allowance is used, Landlord and Tenant agree to execute an amendment to the Lease to increase the amount of Base Rent payable hereunder for the Suite 200 Expansion Space in the manner described above (i.e., retroactively to the Suite 200 Commencement Date) and at such time Tenant shall be required to pay to Landlord in a single cash lump sum all Base Rent increases for the Suite 200 Expansion Space for those months which preceded the date of such amendment. Any portion of the Suite 200 Second Level Tenant Improvement Allowance which is not requested by Tenant within six
(6) months of the Suite 200 Commencement Date shall be forfeited (i.e., the unused shall not be applied against rent or other obligations of Tenant under the Lease).

     8. Monument Sign. Tenant, at Tenant's cost and expense, shall install its name on the existing monument sign base located in front of Building 3, provided, however, that such installation shall strictly conform to all applicable governmental laws, ordinances and regulations, any CC&R's recorded against the Project, and Landlord's Signage Standards in effect at the time, and shall be installed (and removed upon the Termination Date) at Tenant's expense. Tenant, at its sole cost and expense, shall maintain the sign in good condition and repair. Landlord's current Signage Standards are attached hereto as Exhibit B.

     9. Real Estate Broker. Tenant warrants for Landlord's benefit that it has not had any dealings with any real estate brokers or salesmen or incurred any obligations for the payment of real estate brokerage commissions or finder's fees which would be earned or due and payable by reason of the execution of this Amendment, except for the leasing commission to be paid to Cushman & Wakefield to be paid by Landlord, and Tenant agrees to indemnify, defend and hold Landlord harmless from any claims made any party other than Cushman & Wakefield to the extent such third party's claims arise as a result of or in connection with Tenant's activities.

     10. Governing Law. This Amendment shall be governed by and be construed under the laws of the State of California.


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      11.   Attorneys' Fees.  In any arbitration, quasi-judicial or
administrative proceedings or any action in any court of competent jurisdiction, brought by either party to enforce any covenant or any of such party's rights or remedies under this covenant or any of such party's rights or remedies under this Amendment, including any action for declaratory relief, or any action to collect any payments required under this Amendment or to quiet title against the other party, the prevailing party shall be entitled to reasonable attorneys' fees and all costs, expenses and disbursements in connection with such action, including the costs of reasonable investigation, preparation and professional or expert consultation, which sums may be included in any judgment or decree entered in such action in favor of the prevailing party.

      12. Successors. All terms and provisions of this Amendment shall be binding upon, be enforceable by, and shall inure to the benefit of, the respective assignees and successors of the parties hereof.

      13. Confirmation of Lease. Except as amended by this Third Amendment, the parties hereby agree and confirm that the Lease is in full force and effect. In the event of any conflict between the Lease and this Third Amendment, the terms of this Third Amendment shall control.

      IN WITNESS HEREOF, the parties hereto have executed this Third Amendment as of the date first written above.

"Tenant"

WOMEN.COM NETWORKS, LLC,

By: /s/ M. PERRY
   -------------------------------
Name:   M. Perry
     -----------------------------
Its:    CFO                                       Date:      4/22/99
    ------------------------------                     ----------------------

"Landlord"

CARRAMERICA REALTY CORPORATION,
a Maryland corporation

By: /s/ PHILIP L. HAWKINS
   -------------------------------
Name:   Philip L. Hawkins
     -----------------------------
Its:    Chief Operating Officer                   Date:      4/27/99
    ------------------------------                     ----------------------



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                                                                       EXHIBIT A

                        DESCRIPTION OF EXPANSION SPACES

                                [TO BE ATTACHED]






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                                   EXHIBIT B

                          LANDLORD'S SIGN REQUIREMENTS

                                [TO BE ATTACHED]






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